Exhibit 32





                      UNISOURCE ENERGY CORPORATION


                      TUCSON ELECTRIC POWER COMPANY

                          _____________________


                    STATEMENTS OF CORPORATE OFFICERS
       (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

                          _____________________

     Each of the undersigned, James S. Pignatelli, Chairman of the Board, President and Chief Executive Officer of UniSource Energy Corporation and Tucson Electric Power Company (each a "Company"), and Kevin P. Larson, Vice President, Treasurer and Chief Financial Officer of each Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that each Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operation of such Company.


November     , 2003                 _______________________________________
                                             James S. Pignatelli
                                     Chairman of the Board, President and
                                           Chief Executive Officer
                                         UniSource Energy Corporation
                                         Tucson Electric Power Company



                                    _______________________________________
                                               Kevin P. Larson
                                        Vice President, Treasurer and
                                           Chief Financial Officer
                                         UniSource Energy Corporation
                                         Tucson Electric Power Company



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.